LORD ABBETT BOND DEBENTURE FUND

Supplement dated March 28, 2014 to the Prospectus and Statement of Additional
Information dated May 1, 2013

References throughout the Fund’s Prospectus and Statement of Additional Information are amended to reflect the following changes, which will take effect on May 1, 2014:

•	The Class A share 12b-1 fee will be reduced from an annual rate of 0.35% to 0.20% of the Fund’s average daily net assets.

•	The Class C share 12b-1 fee will be reduced so that the Fund will pay a blended fee rate calculated based on (1) 1.00% of the average daily net assets on shares held for less than one year and (2) 0.80% of the daily net assets on shares held for one year or more. All Class C shareholders of the Fund will bear Rule 12b-1 fees at the same rate.

•	The maximum front-end sales charges applicable to purchases of Class A shares of the Fund will be reduced from 4.75% to 2.25%, with corresponding reductions in the dealer’s concessions related to those purchases.

•	The Fund’s minimum investment for purchases of Class A shares without a front-end sales charge will be reduced from $1 million to $500,000. Accordingly, the tables below replace the corresponding tables in the Prospectus effective May 1, 2014.

Front-End Sales Charges – Class A Shares
Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession (% of Offering Price)
Less than $100,000	2.25%	2.30%	.9775	2.00%
$100,000 to $249,999	1.75%	1.78%	.9825	1.50%
$250,000 to $499,999	1.25%	1.26%	.9875	1.00%
$500,000 and over	No Sales Charge	No Sales Charge	1.0000	†
† See “Dealer Concessions on Class A Shares Without a Front End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

Dealer Concession Schedule – Class A Shares for Certain Purchases Without a Front-End Sales Charge
The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession
$500,000 to $5 million	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

*  Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the plan is invested.

Please retain this document for your future reference.